UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

MetroPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-111470	75-2550006
(State or other jurisdiction	(Commission File Number)	(IRS Employer identification
of incorporation)		Number)

8144 Walnut Hill Lane
Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

(214) 265-2550

(Registrant’s telephone number, including area code)

ITEM 5. Other Events and Regulation FD Disclosure.

On July 28, 2004, MetroPCS, Inc. and MetroPCS Communications Inc. issued a press release announcing the postponement of the initial public offering of MetroPCS Communications Inc. common stock. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated July 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS, INC.

Date: July 28, 2004	By:	/s/ Roger D. Linquist
	Name: Title:	Roger D. Linquist President, Chief Executive Officer, Secretary and Chairman of the Board